UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2023

Date of Report (Date of earliest event reported)

ABRI SPAC I, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9663 Santa Monica Blvd., No. 1091
Beverly Hills, CA 90210

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(424) 732-1021

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	ASPAU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	ASPA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	ASPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on September 9, 2022, Abri SPAC I, Inc., a Delaware corporation (“Abri” or “Parent”), entered into a Merger Agreement (the “Merger Agreement”) by and among Abri Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Abri (“Merger Sub”), Logiq, Inc., a Delaware corporation (“DLQ Parent”) whose common stock is quoted on the OTCQX Market under the ticker symbol, “LGIQ”, and DLQ, Inc., a Nevada corporation (“DLQ”) and wholly owned subsidiary of DLQ Parent. Pursuant to the terms of the Merger Agreement, a business combination between Abri and DLQ will be effected through the merger of Merger Sub with and into DLQ, with DLQ surviving the merger as a wholly owned subsidiary of Abri (the “Merger”).

On May 1, 2023, Abri entered into an amendment to the Merger Agreement (the “Amendment”) with the other parties thereto, to remove the requirement that Parent have at least $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Merger.

The summary above is qualified in its entirety by reference to the complete text of the Merger Agreement and the Amendment, copies of which are attached hereto as Exhibits 2.1 and 2.2 and are incorporated herein. Unless otherwise defined herein, the capitalized terms used above are defined in the Merger Agreement.

Important Information About the Merger and Where to Find It

In connection with the proposed Merger, Abri intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Abri, referred to as a “proxy statement/prospectus.” The preliminary and definitive proxy statements/prospectuses and other relevant documents will be sent or given to the stockholders of Abri as of the record date established for voting on the proposed Merger and will contain important information about the proposed Merger and related matters. Before making any voting decision, investors and security holders of Abri are urged to read, when available, the registration statement, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Abri’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger because these documents will contain important information about Abri, DLQ and the proposed Merger. When available, the definitive proxy statement/prospectus will be mailed to Abri’s stockholders as of a record date to be established for voting on the proposed Merger. Abri stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Abri SPAC I, Inc., at info@abriadv.com. Forward Looking Statements

Participants in the Solicitation

Abri, DLQ and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Abri’s stockholders in connection with the proposed Merger. Abri’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of Abri in Abri’s final prospectus filed with the SEC on August 11, 2021 in connection with Abri’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Abri’s stockholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus for the proposed Merger when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger will be included in the proxy statement/prospectus that Abri intends to file with the SEC, as described in the “Important Information About the Merger and Where to Find It” section of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report on Form 8-K regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, achievement of the Management and Sponsor Earnout Shares, other performance metrics, projections of market opportunity, expected management and governance of the post-business combination company and expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Abri’s and DLQ’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Abri and DLQ. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Abri’s and DLQ’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors and security holders of Abri should not rely on any of these forward-looking statements.

Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Abri or DLQ or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the Abri trust account at Closing; (4) the uncertainty relative to the cash made available to DLQ at Closing should any material redemption requests be made by the Abri stockholders (since the sources of cash projected in the exhibit to this Current Report on Form 8-K assume that no redemptions will be requested by Abri stockholders); (5) the inability of the post-business combination company to obtain or maintain the listing of its securities on Nasdaq following the Merger; (6) the amount of costs related to the Merger; (7) DLQ’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement following the announcement of the proposed Merger; (9) changes in applicable laws or regulations; (10) the ability of DLQ to meet its post-Closing financial and strategic goals due to competition, among other things; (11) the ability of the post-business combination company to grow and manage growth profitability and retain its key employees; (12) the possibility that the post-business combination company may be adversely affected by other economic, business and/or competitive factors; (13) risks relating to the successful retention of DLQ’s customers; (14) the potential impact that the COVID-19 pandemic may have on DLQ’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (15) the expected duration over which DLQ’s balances will fund its operations; and (16) other risks and uncertainties described herein, as well as those risks and uncertainties indicated in Abri’s final prospectus filed with the SEC on August 11, 2021 in connection with Abri’s initial public offering, the preliminary and definitive proxy statements/prospectuses relating to the proposed Merger to be filed by Abri with the SEC, particularly those under the “Risk Factors” sections therein, and in Abri’s other filings with the SEC. Abri cautions that the foregoing list of factors is not exclusive. If any of these risks materialize or Abri’s or DLQ’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Abri nor DLQ presently know, or that Abri and DLQ currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Abri and DLQ’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Investors and security holders of Abri should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Abri and DLQ described above. Abri and DLQ anticipate that subsequent events and developments will cause their assessments to change. However, while Abri and DLQ may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Abri or DLQ’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1†	Merger Agreement dated September 9, 2022, by and among Abri, Merger Sub, DLQ and DLQ Parent.
2.2	First Amendment to the Merger Agreement, dated September 9, 2022, by and among Abri, Merger Sub, DLQ and DLQ Parent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2023	ABRI SPAC I, INC.

	By:	/s/ Jeffrey Tirman
	Name:	Jeffrey Tirman
	Title:	Chief Executive Officer

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